UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 10, 2024

PROJECT ENERGY REIMAGINED ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40972	98-1582574
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1280 El Camino Real, Suite 200 Menlo Park, CA	94025
(Address of principal executive offices)	(Zip Code)

(415) 205-7937 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	PEGRU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	PEGR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	PEGRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported, on March 28, 2024, Project Energy Reimagined Acquisition Corp. (“PERAC”) held an extraordinary general meeting of shareholders of PERAC (the “Business Combination Meeting”) at which PERAC’s shareholders voted to approve, among other matters, the Business Combination Agreement, dated as of October 2, 2023 (as may be amended, supplemented, or otherwise modified from time to time, the “Business Combination Agreement”), by and among PERAC, Heramba Electric plc (“Holdco”), Heramba Merger Corp., Heramba Limited and Heramba GmbH (“Heramba”), and the business combination contemplated thereby (together with the other transactions related thereto, the “Business Combination”).

As previously reported, on April 30, 2024, PERAC entered into certain non-redemption agreements with certain unaffiliated third parties in exchange for such third parties agreeing to rescind or reverse all redemption demands delivered prior to the redemption deadline for the Business Combination Meeting with respect to up to an aggregate of 1,000,000 Class A ordinary shares, par value $0.0001 per share, of PERAC (“Class A Ordinary Shares”), as described in the Current Report on Form 8-K filed by PERAC with the U.S. Securities and Exchange Commission (the “SEC”) on May 3, 2024.

On July 10, 2024, PERAC entered into an additional non-redemption agreement (the “Non-Redemption Agreement”) with an unaffiliated third party (the “Backstop Investor”) in exchange for the Backstop Investor agreeing to rescind or reverse all redemption demands delivered prior to the redemption deadline for the Business Combination Meeting with respect to up to 500,000 Class A Ordinary Shares (the “Backstop Investor Shares”) to be acquired by the Backstop Investor (the “Share Cap”). The Backstop Investor is also a lender under a loan agreement with an affiliate of Heramba, which agreement included execution of the Non-Redemption Agreement as a closing condition.

Upon consummation of the Business Combination, PERAC will pay or cause to be paid to the Backstop Investor a payment in respect of the Backstop Investor Shares held by the Backstop Investor at the closing of the Business Combination (the “Closing”), from cash released from the trust account established in connection with PERAC’s initial public offering, equal to such number of Backstop Investor Shares multiplied by the Redemption Price (as defined in the Non-Redemption Agreement).

Additionally, if the Backstop Investor is unable to purchase Backstop Investor Shares in an amount equal to the Share Cap, then PERAC will issue Class A Ordinary Shares (or cause the issuance of Holdco ordinary shares) to such Backstop Investor in an amount equal to the difference between the Share Cap and the number of Backstop Investor Shares acquired by the Backstop Investor (the “Replacement Shares”). PERAC will have no obligation to issue or cause the issuance of any Replacement Shares if the Closing does not occur.

PERAC may enter into other non-redemption agreements with substantially similar terms with other investors or shareholders of PERAC.

The foregoing description of the Non-Redemption Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Non-Redemption Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01. Other Events.

PERAC continues to expect the Business Combination to close in July 2024, subject to the satisfaction or waiver of all applicable closing conditions. The per-share redemption price for the Class A Ordinary Shares tendered for redemption (and not subsequently rescinded or reversed) in connection with the Closing of the Business Combination is expected to be approximately $10.97 per share.

Important Information About the Business Combination and Where to Find It

This communication does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. In connection with the Business Combination, Heramba and PERAC, through Holdco, filed with the SEC a registration statement on Form F-4 (File No. 333-275903) (as amended, the “Registration Statement”), which contains a proxy statement/prospectus that constitutes (i) a proxy statement relating to the Business Combination in connection with PERAC’s solicitation of proxies for the vote by PERAC’s shareholders regarding the Business Combination and related matters, as described in the Registration Statement, and (ii) a prospectus relating to, among other things, the offer of the securities to be issued by Holdco in connection with the Business Combination. On March 19, 2024, the Registration Statement was declared effective by the SEC, and Holdco and PERAC filed the definitive proxy statement/prospectus with the SEC. On or about March 19, 2024, PERAC commenced the mailing of the definitive proxy statement/prospectus and other relevant documents to its shareholders as of March 1, 2024, the record date established for voting on the Business Combination. On March 28, 2024, the shareholders of PERAC approved the Business Combination and related matters. INVESTORS AND SECURITY HOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE REGISTRATION STATEMENT, DEFINITIVE PROXY STATEMENT/PROSPECTUS, AND ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY OTHER RELATED DOCUMENTS FILED WITH THE SEC BY PERAC OR HOLDCO WHEN THEY BECOME AVAILABLE, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT HERAMBA, PERAC, HOLDCO AND THE BUSINESS COMBINATION, INCLUDING WITH RESPECT TO THE PRO FORMA IMPLIED ENTERPRISE VALUE OF THE COMBINED COMPANY. Investors and security holders may obtain free copies of the Registration Statement, definitive proxy statement/prospectus and any amendments or supplements thereto and other related documents filed with the SEC by PERAC or Holdco (in each case, when available) through the website maintained by the SEC at http://www.sec.gov. These documents (when available) can also be obtained free of charge from PERAC upon written request to PERAC at: Project Energy Reimagined Acquisition Corp., 1280 El Camino Real, Suite 200, Menlo Park, California 94025.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY, NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE BUSINESS COMBINATION PURSUANT TO WHICH ANY SECURITIES ARE TO BE OFFERED OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements included in this communication that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or events that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the consummation of the Business Combination and related transactions and the listing of Holdco’s securities on Nasdaq. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Heramba, PERAC and Holdco management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Heramba, PERAC and Holdco. These forward-looking statements are subject to a number of risks and uncertainties, including (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company, the expected benefits of the Business Combination or that redemptions by shareholders of PERAC reduce the funds in trust or available to the combined company following the Business Combination, any of the other conditions to closing are not satisfied or that events or other circumstances give rise to the termination of the Business Combination Agreement; (iii) changes to the structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining the necessary regulatory approvals; (iv) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (v) the risk that the Business Combination disrupts current plans and operations of Heramba as a result of the announcement and consummation of the Business Combination; (vi) failure to realize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (vii) costs related to the Business Combination; (viii) changes in applicable law or regulations; (ix) the outcome of any legal proceedings that may be instituted against Heramba, PERAC or Holdco; (x) the effects of competition on Heramba’s future business; (xi) the ability of PERAC, Heramba or Holdco to issue equity or equity-linked securities or obtain debt financing in connection with the Business Combination or in the future; (xii) the enforceability of Heramba’s intellectual property rights, including its copyrights, patents, trademarks and trade secrets, and the potential infringement on the intellectual property rights of others; and (xiii) those factors discussed under the heading “Risk Factors” in PERAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on April 17, 2024, and any subsequent Quarterly Reports on Form 10-Q, the Registration Statement and the definitive proxy statement/prospectus, and other documents filed, or to be filed, by PERAC and/or Holdco, with the SEC. If any of these risks materialize or the assumptions of Heramba, PERAC and Holdco management prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that none of Heramba, PERAC nor Holdco presently know or that Heramba, PERAC or Holdco currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Heramba’s, PERAC’s or Holdco’s expectations, plans or forecasts of future events and views as of the date of this communication. Heramba, PERAC and Holdco anticipate that subsequent events and developments may cause Heramba’s, PERAC’s or Holdco’s assessments to change. However, while Heramba, PERAC and Holdco may elect to update these forward-looking statements at some point in the future, Heramba, PERAC and Holdco specifically disclaim any obligation to do so. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute an offer to sell or exchange, or the solicitation of an offer to sell, exchange, buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from the Securities Act, and otherwise in accordance with applicable law.

No Assurances

There can be no assurance that the Business Combination will be completed, nor can there be any assurance, if the Business Combination is completed, that the potential benefits of the Business Combination will be realized.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Form of Non-Redemption Agreement, dated July 10, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROJECT ENERGY REIMAGINED ACQUISITION CORP.

By:	/s/ Srinath Narayanan
	Name:	Srinath Narayanan
	Title:	Chief Executive Officer

Date: July 10, 2024

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